Exhibit 24


CONFORMED


                               POWERS OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Jack L. Blair, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by Lawrence Federal Savings Bank and the Form SB-2 Registration Statement by Lawrence Financial Holdings, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

         NAME                                                       DATE
         ----                                                       ----

/s/  Jack L. Blair                                             September 8, 2000
----------------------------------
Jack L. Blair
President, Chief Executive Officer
and Director
(principal executive officer)
Lawrence Financial Holdings, Inc.

President, Chief Executive Officer
and Director
(principal executive officer)
Lawrence Federal Savings Bank



/s/  Mary C. Kratzenberg                                       September 8, 2000
----------------------------------
Mary C. Kratzenberg
Treasurer
(principal financial officer)
Lawrence Financial Holdings, Inc.

Treasurer
(principal financial officer)
Lawrence Federal Savings Bank

         NAME                                                       DATE
         ----                                                       ----

/s/  Carey B. Dunfree                                          September 8, 2000
-----------------------------------
Carey B. Dunfee
Controller
(principal accounting officer)
Lawrence Financial Holdings, Inc.

Controller
(principal accounting officer)
Lawrence Federal Savings Bank



/s/  Tracy E. Brammer, Jr.                                     September 8, 2000
-----------------------------------
Tracy E. Brammer, Jr.
Director
Lawrence Financial Holdings, Inc.

Director
Lawrence Federal Savings Bank



/s/  Herbert J. Karlet                                         September 8, 2000
-----------------------------------
Herbert J. Karlet
Director
Lawrence Financial Holdings, Inc.

Director
Lawrence Federal Savings Bank



/s/  Phillip O. McMahon                                        September 8, 2000
-----------------------------------
Phillip O. McMahon
Director
Lawrence Financial Holdings, Inc.

Director
Lawrence Federal Savings Bank



/s/  Robert N. Taylor                                          September 8, 2000
-----------------------------------
Robert N. Taylor
Director
Lawrence Financial Holdings, Inc.

Director
Lawrence Federal Savings Bank

         NAME                                                       DATE
         ----                                                       ----

/s/  Charles E. Austin, II                                     September 8, 2000
-----------------------------------
Charles E. Austin, II
Director
Lawrence Financial Holdings, Inc.

Director
Lawrence Federal Savings Bank